Earnings Conference Call – Fourth Quarter 2015 February 3, 2016 John Wiehoff, Chairman & CEO Andrew Clarke, CFO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the fourth party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Results Q4 2015
Three months ended December 31
in thousands, except per share amounts
•
Organic net revenue increased 7.3 percent with Freightquote adding 6.4 percentage points to our net revenue growth in the fourth quarter of 2015 when compared to the fourth quarter of
2014.
•
During the fourth quarter, we had an indemnification asset write off related to the acquisition of
Phoenix International Freight Services, Ltd. The impact of this write off was partially offset within the tax provision by related tax liabilities that expired under applicable statute of limitations. The write off decreased earnings per share by $0.02 in the fourth quarter.
•
Freightquote represents approximately 9 percent of the average headcount growth in the fourth quarter of 2015.
2015
2014
% Change
Total revenues
$3,210,853
$3,357,202
-4.4%
Total net revenues
$570,777
$501,816
13.7%
Income from operations
$214,579
$187,728
14.3%
Net income
$126,583
$112,947
12.1%
Earnings per share (diluted)
$0.88
$0.77
14.3%
Weighted average shares
outstanding (diluted)
144,144
146,650
-1.7%
Average headcount
13,158
11,532
14.1%
Ending headcount
13,159
11,521
14.2%
2015
2014
% Change
$13,476,084
$13,470,067
0.0%
$2,268,480
$2,007,652
13.0%
$858,310
$748,418
14.7%
$509,699
$449,711
13.3%
$3.51
$3.05
15.1%
145,349
147,452
-1.5%
12,902
11,617
11.1%
13,159
11,521
14.2%
Twelve months ended December 31

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON

Transportation Results Q4 2015
•
2015 full year transportation shipments of approximately 17 million, a 14 percent increase over full year 2014 shipments.
•
Net revenue margin expansion was the result of the following factors:
•
Lower transportation costs, including fuel.
•
Change in mix of business due to faster growth in shorter length of haul freight and the addition of Freightquote.
2015
2014
% Change
Total revenues
$2,867,301
$3,014,251
-4.9%
Total net revenues
$543,925
$477,811
13.8%
Net revenue margin
19.0%
15.9%
19.7%
Three months ended December 31
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1
18.3%
20.2%
18.2%
22.6%
17.4%
17.2%
16.9%
16.3%
15.3%
16.8%
Q2
17.1%
17.9%
15.4%
20.6%
15.8%
16.2%
14.9%
15.4%
16.0%
17.5%
Q4
17.5%
18.0%
15.9%
19.8%
16.6%
16.4%
15.6%
15.0%
16.2%
18.4%
Q4
18.3%
17.7%
19.0%
18.3%
17.6%
16.3%
15.8%
15.1%
15.9%
19.0%
Year
17.8%
18.4%
17.0%
20.2%
16.8%
16.5%
15.8%
15.4%
15.9%
17.9%
2015
2014
% Change
$11,989,780
$11,936,512
0.4%
$2,147,509
$1,892,106
13.5%
17.9%
15.9%
13.0%
Twelve months ended December 31

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truckload Results Q4 2015
2015
2014
% Change
$338,892
$298,721
13.4%
Three months ended Dec 31
TRUCKLOAD NET REVENUES in thousands
North America
Truckload
Year over year change
*Pricing and cost measures are a rate per mile and
exclude the estimated impact of the change in fuel prices
•
Organic net revenue increased approximately 10 percent with
Freightquote
adding approximately 3.5 percent to the increase in
net revenues in the fourth quarter of 2015 when compared to the fourth quarter of 2014.
•
North America Truckload volume, excluding Freightquote,
increased approximately 2 percent in the fourth quarter of 2015 when compared to the fourth quarter of 2014.
Quarter
Volume
5%
Approximate pricing*
-3%
Approximate cost*
-5%
Net revenue margin
2015
2014
% Change
$1,316,533
$1,190,372
10.6%
Twelve months ended Dec 31
YTD
6%
1%
0%

↓	↓
	↑	↑

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

LTL Results Q4 2015
2015
2014
% Change
$89,622
$63,402
41.4%
Three months ended Dec 31
LTL NET REVENUES in thousands
LTL
Year over year change
•
Organic net revenues increased approximately 9 percent with
Freightquote contributing approximately 32 percent to the
increase in LTL net revenues in the fourth quarter of 2015.
•
Organic LTL volume increased approximately 17 percent in the fourth quarter of 2015 when compared to the fourth quarter of
2014.
Quarter
Volume
36%
Pricing
Net revenue margin
2015
2014
% Change
$360,706
$258,884
39.3%
Twelve months ended Dec 31
YTD
32%

↓	↓
	↓	↑

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON

Intermodal Results Q4 2015
•
North America Intermodal net revenue, excluding Freightquote, decreased approximately 22 percent in the fourth quarter of
2015 when compared to the fourth quarter of 2014.
•
Intermodal realized a significant decrease in transactional
volume in the fourth quarter of 2015 when compared to the
fourth quarter of 2014.
•
Conversion to truckload from intermodal negatively impacted
intermodal volumes and net revenues in the fourth quarter of
2015.
2015
2014
% Change
$8,835
$10,235
-13.7%
Three months ended Dec 31
INTERMODAL NET REVENUES  in thousands
Year over year change
INTERMODAL
Quarter
Volume
-7%
Pricing
Net revenue margin
2015
2014
% Change
$41,054
$40,631
1.0%
Twelve months ended Dec 31
YTD
2%

Global Forwarding Results Q4 2015
Ocean, Air and Customs
2015
2014
% Change
Ocean
$56,065
$56,944
-1.5%
Air
$18,613
$19,404
-4.1%
Customs
$10,681
$10,824
-1.3%
Three months ended Dec 31
NET REVENUES  in thousands
Quarter
Volume
Pricing
Net revenue margin
OCEAN
Quarter
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change
•
Combined Global Forwarding services net revenues decreased 2.1 percent in the fourth quarter when compared to the fourth quarter of
2014.
•
Cross selling initiatives continue to yield positive results for both global forwarding and surface transportation services.
2015
2014
% Change
Ocean
$223,643
$208,422
7.3%
Air
$79,096
$79,125
0.0%
Customs
$43,929
$41,575
5.7%
Twelve months ended Dec 31
YTD
YTD

Other Logistics Services Results Q4 2015
•
Other Logistics Services net revenues include transportation managed services, warehousing and small parcel.
•
Net revenues increased in the fourth quarter when compared to the fourth quarter of 2014, primarily due to volume growth in managed services.
•
Freightquote
contributed approximately 2 percentage points to
our Other Logistics Services net revenue growth in the fourth quarter of 2015.
2015
2014
% Change
$21,217
$18,281
16.1%
Three months ended Dec 31
NET REVENUES  in thousands
2015
2014
% Change
$82,548
$73,097
12.9%
Twelve months ended Dec 31

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON

Sourcing Results Q4 2015
•
Net revenue increased as a result of an increase in net revenue per case.
•
Case volume increased 4.5 percent in the fourth quarter of 2015 when compared to the fourth quarter of 2014.
2015
2014
% Change
Total revenues
$343,552
$342,951
0.2%
Total net revenues
26,852
$24,005
11.9%
Net revenue margin
7.8%
7.0%
11.7%
Three months ended Dec 31
SOURCING NET REVENUES  in thousands
2015
2014
% Change
$1,486,304
$1,533,555
-3.1%
$120,971
$115,546
4.7%
8.1%
7.5%
8.0%
Twelve months ended Dec 31

C.H. ROBINSON
©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Summarized Income Statement
•
Personnel expense growth was primarily the result of the increased headcount.
•
Average headcount increased 14.1 percent in the fourth quarter of
2015 as compared to the fourth quarter of 2014 and Freightquote contributed
approximately
9
percentage
points
of
the
increase.
•
Other SG&A expenses increased primarily due to our acquisition of
Freightquote, including amortization expenses of approximately
$1.9 million, and an increase in travel expenses.
Three months ended Dec 31
2015
2014
% Change
Total revenues
$3,210,853
$3,357,202
-4.4%
Total net revenues
570,777
501,816
13.7%
Personnel expenses
268,190
235,117
14.1%
Selling, general & admin
88,008
78,971
11.4%
Total operating expenses
356,198
314,088
13.4%
Income from operations
$214,579
$187,728
14.3%
Percent of net revenue
37.6%
37.4%
0.5%
2015
2014
% Change
$13,476,084
$13,470,067
0.0%
2,268,480
2,007,652
13.0%
1,051,410
939,021
12.0%
358,760
320,213
12.0%
1,410,170
1,259,234
12.0%
$858,310
$748,418
14.7%
37.8%
37.3%
1.5%
Twelve months ended Dec 31

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Three months ended Dec 31
December 31, 2015
Cash & investments
$168,229
Current assets
$1,730,698
Total assets
$3,184,358
Debt
$950,000
Stockholders investment
$1,137,805
CASH FLOW DATA
BALANCE SHEET DATA
Other Financial Information
in thousands
•
Strong cash flow quarter
•
Total debt balance $950 million
•
$500 million, 4.28% average
coupon
•
$450 million drawn on revolver,
1.55% current rate as of
Dec. 31, 2015
2015
2014
% Change
2015
2014
% Change
Net cash provided by operating activities
$253,893
$208,104
22.0%
$718,336
$513,426
39.9%
Capital expenditures, net
$11,831
$4,366
171.0%
$44,642
$29,502
51.3%
Twelve months ended Dec 31

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Capital Distribution
•
Capital returned to shareholders during the quarter
•
$64.2 million cash dividend
•
$66.5 million in cash for repurchase activity
•
978,271 shares
•
Average price $67.97 for shares repurchased
•
Target is to return approximately 90% of net income to shareholders annually.
2010
2011
2012 (a)
2013
2014
Q4 2015
Net income
$387,026
$431,612
$447,007
$415,904
$449,711
$126,583
Capital distribution
Cash dividends paid
$168,902
$194,697
$219,313
$220,257
$215,008
$64,167
Share repurchases
157,381
250,274
255,849
807,449 (b)
176,645
66,498
Subtotal
$326,283
$444,971
$475,162
$1,027,706
$391,653
$130,665
Percent of net income
Cash dividends paid
44%
45%
49%
53%
48%
51%
Open market share repurchases
41%
58%
57%
194%
39%
53%
Subtotal
84%
103%
106%
247%
87%
103%
(a) 2012 Net Income is adjusted to excluded transaction related gains and expenses.  A reconciliation of adjusted results appears in Appendix A. 2012 Dividends exclude the fifth dividend payment made during the year.
(b) Includes a $500 million accelerated share repurchase.
YTD 2015
$509,699
$235,615
232,113
$467,728
46%
46%
92%

A look ahead
•
January total company net revenue growth rate is
consistent with the organic (CHRW without
Freightquote) fourth quarter 2015 growth rate.
•
We are focused on taking share, profitably
•
Global Forwarding Success
•
Demand for integrated, global services is growing
•
Leading with talent, technology and innovation

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Appendix A: 2012 Summarized Adjusted Income Statement
In thousands, except per share amounts
Twelve months ended December 31, 2012
1)
The
adjustment
to
personnel
consists
of
$33
million
of
incremental
vesting
expense
of
our
equity
awards
triggered
by
the
gain
on
the
divestiture
of
T-Chek. The balance consists of transaction related bonuses.
2)
The adjustments to other operating expenses reflect fees paid to fourth parties for:
a)
Investment banking fees related to the acquisition of Phoenix
b)
External
legal
and
accounting
fees
related
to
the
acquisitions
of
Apreo
and
Phoenix
and
the
divestiture
of
T-Chek.
3)
The adjustment to investment and other income reflects the gain from the divestiture of T-Chek.
4)
The adjustment to diluted weighted average shares outstanding relates to the shares of C.H. Robinson stock issued as consideration paid to the sellers in the acquisition of Phoenix.
5)
The adjustment to diluted weighted average shares outstanding relates to the additional vesting of performance-based restricted stock as a result of the gain on sale recognized from the divestiture of T-Chek.
2012 Actual
Non-recurring
Acquisition Impacts
Non-recurring
Divestiture  Impacts
Adjusted
Total net revenues
$1,717,571
$1,717,571
Personnel expenses (1)
766,006
-385
-34,207
731,414
Other operating expenses (2)
276,245
-10,225
-379
265,641
Total operating expenses
1,042,251
-10,610
-34,586
997,055
Income from operations
675,320
10,610
34,586
720,516
Investment & other income (3)
283,142
-281,551
1,591
Income before taxes
958,462
10,610
-246,965
722,107
Provision for income taxes
364,658
2,745
-92,303
275,100
Net income
$593,804
7,865
-$154,662
$447,007
Net income per share (diluted)
3.67
2.76
Weighted average shares (diluted)
161,946
185 (4)
92 (5)
161,669
To assist investors in understanding our financial performance, we supplement the financial results that are generated in accordance with the accounting principles generally accepted in the United States, or GAAP, with non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted net income per share. We believe that these non-GAAP measures provide meaningful insight into our operating performance excluding certain event-specific charges, and provide an alternative perspective of our results of operations. We use non-GAAP measures to assess our operating performance for the quarter. Management believes that these non-GAAP financial measures reflect an additional way of analyzing aspects of our ongoing operations that, when viewed with our GAAP results, provides a more complete understanding of the factors and trends affecting our business.